                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                     ---------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     ---------------------------------------

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 13, 1998


                            CASCO INTERNATIONAL, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)




          Delaware                       0-21717                  56-0526145
--------------------------------------------------------------------------------
(State or other jurisdiction)    (Commission File Number)        (I.R.S. EIN)





4205 East Dixon Boulevard           Shelby, North Carolina               28150
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)




       Registrant's telephone number, including area code: (704) 482-9591






                                    NO CHANGE
--------------------------------------------------------------------------------
          (Former name or former address, if changes since last report)

                            CASCO INTERNATIONAL, INC.

                             FORM 8-K CURRENT REPORT
                                 August 13, 1998

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

           On July 30, 1998, CASCO International, Inc. ("CASCO") entered into an agreement (the "Asset Purchase Agreement") with Awards & Gifts, Inc. ("Awards & Gifts") and Richard W. Terlau, Jr., Awards & Gifts' controlling shareholder, providing for the purchase of substantially all the assets and certain liabilities of Awards & Gifts by CASCO under the terms of the Asset Purchase Agreement. The assets included Awards & Gifts' customer list, machinery and equipment, inventories, Awards & Gifts' intellectual property assets, prepaid expenses and general intangibles, and the liabilities included the assumption of an equipment and a real property lease.

           The purchase price for the assets was $1.5 million with certain adjustments made for pro rated items, with $1.3 million in cash and a $200,000 promissory note (the "Note"). The Note will be payable in two annual installments and will bear interest at the rate of 8% per annum, with accrued interest payable with the annual payments of principal. The Note is secured by an Irrevocable Standby Letter of Credit issued by Branch Banking & Trust Company ("BB & T").

           The purchase price under the Asset Purchase Agreement was determined by arm's length negotiations between the parties based on the market value of the assets purchased and sold. CASCO financed the acquisition with proceeds from its revolving credit facility with BB & T.

           The description above of the Asset Purchase Agreement and Note is a summary and does not purport to be complete. Reference should be made to the copies of such documents filed as exhibits to this report for a complete description of their terms.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired. Not applicable.

         (b)      Pro-Forma Financial Information. Not applicable.

         (c)      Exhibits

                  99(c)   Asset Purchase Agreement


                                   Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CASCO INTERNATIONAL, INC.
                                    Registrant


Date:  August 13, 1998          By: /s/ Jeffrey A. Ross
                                    ------------------------------------------
                                    Jeffrey A. Ross
                                    Principal Financial and Accounting Officer